UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2025

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Antonio de Albuquerque, 156 - 17th Floor

Belo Horizonte, Minas Gerais, Brazil, 30.112-010

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Atlas Lithium Corporation (the “Company”) entered into that certain At The Market Offering Agreement, dated November 22, 2024 (the “Agreement”) with H.C. Wainwright & Co., LLC, as sales agent (“Wainwright”) with respect to an at the market offering program (the “ATM Program”), under which the Company may, from time to time in its sole discretion, issue and sell through Wainwright, acting as agent, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

On December 12, 2025, the Company filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) promulgated under the Securities Act of 1933, as amended, under the Company’s existing shelf registration statement on Form S-3 (File No. 333-289905) filed by the Company with the SEC on August 22, 2025, which became effective on September 3, 2025 (the “Registration Statement”), including the base prospectus contained therein, dated August 22, 2025, forming part of the Registration Statement. The Prospectus Supplement relates to the offer and sale from time to time by the Company, at its sole discretion, through Wainwright as part of the ATM Program, additional shares of Common Stock having an aggregate offering price of up to $40,000,000 (the “Shares”).

The legal opinion of Brownstein Hyatt Farber Schreck, LLP as to the legality of the Shares under Nevada law is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Brownstein Hyatt Farber Schreck, LLP
23.1	Consent of Brownstein Hyatt Farber Schreck, LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded with the Inline XRBL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: December 12, 2025	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer